UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Earliest Event Reported: August 28, 2001
Commission File No. 1-8968

ANADARKO PETROLEUM CORPORATION
17001 Northchase Drive, Houston, Texas 77060-2141
(281) 875-1101

Incorporated in the	Employer Identification
State of Delaware	No. 76-0146568

Item 5.  Other Events

Although Anadarko Petroleum Corporation (the Company) has no current plans to issue equity securities under its Shelf Registration Statement on Form S-3, Registration No. 333-76127, the Company is filing the Form of Underwriting Agreement Relating to Equity Securities attached hereto as Exhibit 1(b) to be incorporated by reference in such registration statement.

Item 7(c).  Exhibits

1(b)	Anadarko Petroleum Corporation 2001 Underwriting Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ANADARKO PETROLEUM CORPORATION

August 28, 2001	By:	/s/ Suzanne Suter
Suzanne Suter - Corporate Secretary